2Q23 Earnings Presentation Exhibit 99.2

2 Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Current Expected Credit Loss (“CECL”) Adoption On December 31, 2022, the Company adopted CECL and applied it retrospectively to the period beginning January 1, 2022 using the modified retrospective method of accounting. Results for reporting periods beginning after September 30, 2022 are presented under the new standard, while prior quarters previously reported are recast as if the new standard had been applied since January 1, 2022.

Second Quarter 2023 Highlights

Net Income & EPS	PTPP	ROAA & ROTCE(1)
$26.1 million	$41.1 million	1.41% ROAA
$0.70 per diluted share	2.23% PTPP ROA	16.78% ROTCE

Organic Growth & Profitability

- Revenue of $90.5 million, up 19%; PTPP of $41.1 million, up 27%; EPS of $0.70, up 21% YoY
- Net interest income up $14.4 million or 23% YoY
  - Net interest margin (FTE)(1) stood at 4.33%
  - Loan yields expanded 35 bps
  - Deposit costs increased 55 bps
- Operating expense of $49.3 million and Efficiency ratio of 52.9%
  - Adjusted operating expenses of $47.9 million and Efficiency ratio of 51.4%

Strong Balance Sheet

- Deposits up $104.4 million or 7.2% annualized
  - Average deposits up $347.2 million or 6.3% YoY
  - Uninsured deposit ratio declined to 25.9%
- Loan and lease growth of 3.8% annualized
  - Average loans up $528.0 million or 10.5% YoY
- CET1 of $751.4 million; RWA of $7.1 billion as of 2Q23
- Cash + AFS Securities of $1.4 billion
- Kroll Bond Rating Agency, LLC reaffirmed ratings and positive outlook

Disciplined Credit & Capital Profile

- Credit quality trends remained stable QoQ with:
  - NCOs of 0.31%, up 22 bps
  - NPA/Assets of 0.54%, down 13 bps
  - 30+ DLQs of 0.17%, down 9 bps
- ACL as percent of loans and leases of 1.66%, up QoQ
- Building capital QoQ with:
  - CET1 of 10.58%, up 31 bps
  - Total Capital of 13.52%, up 33 bps
  - TCE Ratio including HTM(1) of 8.87%, up 21 bps

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 3 |

Loan and Lease Trends ($ in millions) Total Loans & Leases and Average Yield Portfolio Composition Total loans and leases were $5.6 billion at 2Q23, an increase of $52.8 million, or 3.8% annualized Originated $312.1 million in new loans, net of loan sales in 2Q23 compared to $249.4 million in 1Q23 Production driven by commercial and lease originations of $102.9 million and $88.8 million respectively Payoff activity increased by $25.0 million from 1Q23 Cumulative Loan Beta(1): 44% Highlights Utilization Rates 55% LTM Average Originations and Payoffs Cumulative Beta calculated as the change in yield on loans and leases from 4Q21 to 2Q23 divided by the change in average Fed Funds from 4Q21 to 2Q23. 4

(1) $ Balance % of Portfolio Unguaranteed $383.7 6.9% Guaranteed 88.9 1.6% Total SBA 7(a) Loans $472.6 8.5% Unguaranteed $37.0 0.7% Guaranteed 21.5 0.4% Total USDA Loans $58.4 1.0% Unguaranteed Loan Portfolio by Industry A leading SBA 7(a) lender as of June 30, 2023 Awarded top SBA 7(a) lender in Illinois for the 14th consecutive year Closed $140.5 million in loan commitments in 2Q23 SBA 7(a) portfolio $472.6 million, down $3.3 million from 1Q23 ACL/Unguaranteed loan balance ~9.1% $1.7 billion in serviced government guaranteed loans for investors in 2Q23 Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans Total SBC Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. 5

Cost of Interest Bearing Deposits Total deposits were $5.9 billion, up 7.2% annualized from 1Q23 Total average deposits up 1.7% QoQ Commercial deposits accounted for 48.3% of total deposits and represent 74.7% of all non-interest-bearing deposits Cost of deposits increased 55 bps in 2Q23, due to rate increases and mix changes Cumulative total deposit beta remains low at ~32% since the beginning of the current tightening cycle Deposit Trends ($ in millions) Deposit Composition Highlights Average Non-Interest Bearing Deposits Deposit Beta(1) Interest-Bearing Deposits: 47% Total Deposits: 32% 6 Beta calculation is based on change in deposit cost divided by change in Fed Funds from 4Q21 to 2Q23.

Net interest income was $76.2 million, up 0.6% from 1Q23 Net interest margin decreased 6 basis points from 1Q23 to 4.32% Loan and lease yield of 7.18%, up 35 basis points from 1Q23 Interest Rate Sensitivity $150 million of cash flow hedges went effective in 2Q23 $50 million of pay-fixed: rate of 1.31%; WAM ~3.8 years $100 million of receive-fixed: rate of 7.44%; WAM ~3.3 years +$2.5 million in net interest income per 25 bps in Fed tightening NIM Bridge Net Interest Income and Net Interest Margin Trends Net Interest Income Highlights NIM, Yields, and Costs 7 Repricing Mix

Government Guaranteed Loan Sales $85.9 million of guaranteed loans sold in 2Q23 Loans held for sale stood at $26.0 million in 2Q23 Non-interest income was $14.3 million, down 5.6% from 1Q23 $865,000 FV mark on loan servicing asset charge due to increased prepayments Non-interest income remained stable QoQ, excluding FV mark on loan servicing asset Volume Sold and Average Net Premiums Non-Interest Income Trends ($ in millions) Total Non-Interest Income Highlights Net Gains on Sales of Loans 8

(1) Non-interest expenses increased to $49.3 million from $48.8 million in 1Q23, primarily attributable to: Increase in data processing / legal, audit and other professional fees related to acquisition activities Increase in marketing expenses due to deposit gathering initiatives Decrease in salaries and employee benefits mainly due to lower payroll taxes and higher deferred salary costs related to loan originations Efficiency ratio stood at 52.92% at 2Q23 Efficiency Ratio Non-Interest Expense Trends ($ in millions) Non-Interest Expense Highlights Non-Interest Expense Bridge 9 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($0.8) ($0.5) $0.9 $0.7 $0.1

Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Asset Quality Trends ($ in millions) Net Charge-offs NPLs / Total Loans & Leases 10 Allowance for Credit Losses (ACL)

Median: 62% Percent of Insured Deposits(2) Liquidity Position Strong Liquidity and Securities Portfolio Cash and cash equivalents of $320.2 million $1.1 billion investment portfolio (~99.8% AFS) $1.7 billion of available borrowing capacity Liquidity coverage of uninsured deposits ~132% as of quarter end Loans/Deposits ratio down slightly at 94.6% QoQ Uninsured Deposits declined to 25.9% and trends well below all peer bank averages % of Uninsured Deposits Industry Comparisons(1) >$500B $250B - $500B $100B - $250B $50B - $100B $10B - $50B $1B - $10B Median 43.5% 36.9% 36.4% 44.2% 36.2% 29.9% Byline Bank 25.9% 25.9% 25.9% 25.9% 25.9% 25.9% 11 Source: SNL Financial, and company filings. Financial data as of quarter ended March 31, 2023 or most recent available. Source: Company’s 1Q23 Form 10-Q | Calculation: (total deposits uninsured deposits) / total consolidated deposits | Byline 2023 Proxy Peer Group. AFS Portfolio by Type No outstanding Discount Window or Bank Term Funding borrowings HTM portfolio of $2.1 million ($26,000 in unrealized losses) Securities portfolio duration: 5.4 years; net of hedges: ~4.3 years Securities portfolio annual cash flow: ~$130 million AOCI / TCE(1): ~17.5% Highlights

(2) (1) Return on Average Tangible Common Equity Strong Capital Position Capital Ratios 12 As reported prior to CECL adoption. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Strong Capital Base Common Equity Tier 1 Capital Priorities: TCE operating target range is between 8% and 9%: currently at 8.87% $813.9 million total stockholders’ equity $450 million of balance sheet hedges to protect market value risk 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback

Our Strategy Remains Consistent 13 Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Grow our Commercial Client Franchise 1 2 3 4 5 Leverage our Capabilities 6 Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract high quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers

2Q23 Earnings Presentation Appendix

Granular Deposit Base 15 Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~75% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $3.2 billion at 6/30/23 Granular Deposit Base ~$25,000 Average Account Balance Customer Base ~105,000 Consumer Accounts Total Franchise 38 Branches Commercial Deposits $2.7 billion at 6/30/23 Granular Deposit Base ~$115,000 Average Account Balance Customer Base ~25,000 Commercial Accounts Consumer Deposits, $3.2 billion Commercial Deposits, $2.7 billion Uninsured 8.0% d Total Deposits $5.9 Billion as of 6/30/23 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

CRE Portfolio: Office Represents 3.1% of Total Loans 16 Non-Owner Occupied Commercial Real Estate Portfolio d Total Loans & Leases $5.6 Billion as of 6/30/23 ($ in millions) 6/30/23 Multifamily $453.9 30.2% Industrial / Warehouse 450.6 30.0% Office 171.2 11.4% Retail 139.9 9.3% Senior Housing / Healthcare 37.5 2.5% Mixed Use 20.9 1.4% Hotel / Motel 13.8 0.9% Other 215.1 14.3% Total $1,502.9 27.0% % of NOO CRE Loans Note: Non-Owner Occupied CRE Portfolio includes construction, land, multi-family and non-owner occupied (NOO).

Office CRE Portfolio: Diversified Tenants and Markets NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 6/30/23 Illinois $85.4 North Carolina 26.0 Wisconsin 19.6 New Jersey 10.8 Ohio 10.4 Florida 9.2 Minnesota 4.6 New Mexico 2.3 West Virginia 1.1 Michigan 1.0 Tennessee 0.8 Total Office $171.2 6/30/23 3/31/23 Avg. Commitment $3.6 million $3.4 million ACL % 1.6% 1.1% NCO %(1) 0.36% 0.00% 30+ DLQ % 0.0% 1.4% NPL % 2.7% 3.1% Criticized % 7% 7% CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type 17

Five Quarter Financial Summary

(dollars in thousands, except per share data)	June 30, 2023	March 31, 2023	December 31, 2022	Recast September 30, 2022	Recast June 30, 2022
	As of or For the Three Months Ended				
Income Statement					
Net interest income	$ 76,166	$ 75,718	$ 76,604	$ 68,635	$ 61,760
Provision (recapture) for credit losses	5,790	9,825	5,826	7,208	4,286
Non-interest income	14,291	15,145	11,455	12,043	14,273
Non-interest expense	49,328	48,800	50,500	46,041	43,585
Income before provision for income taxes	35,339	32,238	31,733	27,429	28,162
Provision for income taxes	9,232	8,293	7,366	7,020	6,382
Net income	26,107	23,945	24,367	20,409	21,780
Dividends on preferred shares	—	—	—	—	—
Net income available to common stockholders	$ 26,107	$ 23,945	$ 24,367	$ 20,409	$ 21,780
Diluted earnings per common share[(1)]	$ 0.70	$ 0.64	$ 0.65	$ 0.55	$ 0.58
Balance Sheet					
Total loans and leases HFI	$ 5,570,517	$ 5,515,332	$ 5,421,258	$ 5,275,126	$ 5,167,716
Total deposits	5,917,092	5,812,652	5,695,121	5,612,456	5,388,377
Tangible common equity[(1)]	657,965	638,218	606,929	575,321	593,554
Balance Sheet Metrics					
Loans and leases / total deposits	94.58%	95.37%	96.03%	94.59%	96.23%
Tangible common equity / tangible assets[(1)]	8.87%	8.66%	8.42%	8.10%	8.53%
Key Performance Ratios					
Net interest margin	4.32%	4.38%	4.39%	4.03%	3.77%
Efficiency ratio	52.92%	52.10%	55.53%	55.07%	54.87%
Adjusted efficiency ratio[(1)]	51.39%	51.54%	54.50%	55.07%	54.87%
Non-interest income to total revenues	15.80%	16.67%	13.01%	14.93%	18.77%
Non-interest expense to average assets	2.67%	2.69%	2.76%	2.56%	2.51%
Return on average assets	1.41%	1.32%	1.33%	1.13%	1.25%
Adjusted return on average assets[(1)]	1.48%	1.35%	1.37%	1.13%	1.25%
Pre-tax pre-provision return on average assets [(1)]	2.23%	2.32%	2.05%	1.93%	1.87%
Dividend payout ratio on common stock	12.86%	14.06%	13.85%	16.36%	15.52%
Tangible book value per common share[(1)]	$ 17.43	$ 16.92	$ 16.19	$ 15.36	$ 15.76

(1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Byline Bancorp, Inc. | 18 |

Non-GAAP Reconciliation 19 As of or For the Three Months Ended             Recast   Recast (dollars in thousands, except per share data) June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Net income and earnings per share excluding significant items Reported Net Income $ 26,107 $ 23,945 $ 24,367 $ 20,409 $ 21,780 Significant items: Impairment charges on assets held for sale — 20 372 — — Merger-related expenses 1,391 489 538 — — Tax benefit (230) (56) (118) — — Adjusted Net Income   $ 27,268   $ 24,398   $ 25,159   $ 20,409   $ 21,780 Reported Diluted Earnings per Share $ 0.70 $ 0.64 $ 0.65 $ 0.55 $ 0.58 Significant items: Impairment charges on assets held for sale — — 0.01 — — Merger-related expenses 0.04 0.01 0.01 — — Tax benefit (0.01) — — — — Adjusted Diluted Earnings per Share   $ 0.73   $ 0.65   $ 0.67   $ 0.55   $ 0.58

Non-GAAP Reconciliation *(continued)*

(dollars in thousands)	June 30, 2023	March 31, 2023	Recast December 31, 2022	Recast September 30, 2022	Recast June 30, 2022
	As of or For the Three Months Ended				
Adjusted non-interest expense:					
Non-interest expense	$ 49,328	$ 48,800	$ 50,500	$ 46,041	$ 43,585
Less: Significant items					
Impairment charges on assets held for sale	—	20	372	—	—
Merger-related expenses	1,391	489	538	—	—
Adjusted non-interest expense	$ 47,937	$ 48,291	$ 49,590	$ 46,041	$ 43,585
Adjusted non-interest expense ex. amortization of intangible assets:					
Adjusted non-interest expense	$ 47,937	$ 48,291	$ 49,590	$ 46,041	$ 43,585
Less: Amortization of intangible assets	1,455	1,455	1,596	1,611	1,868
Adjusted non-interest expense ex. amortization of intangible assets	$ 46,482	$ 46,836	$ 47,994	$ 44,430	$ 41,717
Pre-tax pre-provision net income:					
Pre-tax income	$ 35,339	$ 32,238	$ 31,733	$ 27,429	$ 28,162
Add: Provision for loan and lease losses	5,790	9,825	5,826	7,208	4,286
Pre-tax pre-provision net income	$ 41,129	$ 42,063	$ 37,559	$ 34,637	$ 32,448
Adjusted pre-tax pre-provision net income:					
Pre-tax pre-provision net income	$ 41,129	$ 42,063	$ 37,559	$ 34,637	$ 32,448
Add: Impairment charges on assets held for sale	—	20	372	—	—
Add: Merger-related expenses	1,391	489	538	—	—
Adjusted pre-tax pre-provision net income	$ 42,520	$ 42,572	$ 38,469	$ 34,637	$ 32,448
Tax Equivalent Net Interest Income					
Net interest income	$ 76,166	$ 75,718	$ 76,604	$ 68,635	$ 61,760
Add: Tax-equivalent adjustment	207	208	214	228	237
Net interest income, fully taxable equivalent	$ 76,373	$ 75,926	$ 76,818	$ 68,863	$ 61,997
Total revenues:					
Net interest income	$ 76,166	$ 75,718	$ 76,604	$ 68,635	$ 61,760
Add: Non-interest income	14,291	15,145	11,455	12,043	14,273
Total revenues	$ 90,457	$ 90,863	$ 88,059	$ 80,678	$ 76,033

Byline Bancorp, Inc. | 20 |

Non-GAAP Reconciliation *(continued)*

(dollars in thousands)	June 30, 2023	March 31, 2023	December 31, 2022	Recast September30, 2022	Recast June 30, 2022
	As of or For the Three Months Ended				
Tangible common stockholders' equity:					
Total stockholders' equity	$ 813,942	$ 795,650	$ 765,816	$ 735,805	$ 755,648
Less: Goodwill and other intangibles	155,977	157,432	158,887	160,484	162,094
Tangible common stockholders' equity	$ 657,965	$ 638,218	$ 606,929	$ 575,321	$ 593,554
Tangible assets:					
Total assets	$ 7,575,690	$ 7,530,346	$ 7,362,941	$ 7,267,277	$ 7,124,030
Less: Goodwill and other intangibles	155,977	157,432	158,887	160,484	162,094
Tangible assets	$ 7,419,713	$ 7,372,914	$ 7,204,054	$ 7,106,793	$ 6,961,936
Tangible assets, excluding accumulated other comprehensive loss:					
Tangible assets	$ 7,419,713	$ 7,372,914	$ 7,204,054	$ 7,106,793	$ 6,961,936
Less: Accumulated other comprehensive loss	(114,862)	(108,142)	(117,550)	(124,898)	(91,262)
Tangible assets, excluding accumulated other comprehensive loss:	$ 7,534,575	$ 7,481,056	$ 7,321,604	$ 7,231,691	$ 7,053,198
Tangible common stockholders' equity, excluding accumulated other comprehensive loss					
Tangible common stockholders' equity	$ 657,965	$ 638,218	$ 606,929	$ 575,321	$ 593,554
Less: Accumulated other comprehensive loss	(114,862)	(108,142)	(117,550)	(124,898)	(91,262)
Tangible common stockholders' equity, excluding accumulated other comprehensive loss	$ 772,827	$ 746,360	$ 724,479	$ 700,219	$ 684,816
Average tangible common stockholders' equity:					
Average total stockholders' equity	$ 806,272	$ 784,289	$ 748,292	$ 765,821	$ 769,658
Less: Average goodwill and other intangibles	156,766	158,181	159,680	161,292	163,068
Average tangible common stockholders' equity	$ 649,506	$ 626,108	$ 588,612	$ 604,529	$ 606,590
Average tangible assets:					
Average total assets	$ 7,403,899	$ 7,345,151	$ 7,266,053	$ 7,137,472	$ 6,966,564
Less: Average goodwill and other intangibles	156,766	158,181	159,680	161,292	163,068
Average tangible assets	$ 7,247,133	$ 7,186,970	$ 7,106,373	$ 6,976,180	$ 6,803,496
Tangible net income available to common stockholders:					
Net income available to common stockholders	$ 26,107	$ 23,945	$ 24,367	$ 20,409	$ 21,780
Add: After-tax intangible asset amortization	1,067	1,066	1,170	1,181	1,369
Tangible net income available to common stockholders	$ 27,174	$ 25,011	$ 25,537	$ 21,590	$ 23,149
Adjusted tangible net income available to common stockholders:					
Tangible net income available to common stockholders	$ 27,174	$ 25,011	$ 25,537	$ 21,590	$ 23,149
Impairment charges on assets held for sale	—	20	372	—	—
Merger-related expenses	1,391	489	538	—	—
Tax benefit on significant items	(230)	(56)	(118)	—	—
Adjusted tangible net income available to common stockholders	$ 28,335	$ 25,464	$ 26,329	$ 21,590	$ 23,149

Byline Bancorp, Inc. | 21 |

Non-GAAP Reconciliation *(continued)*

(dollars in thousands, except share and per share data, ratios annualized, where applicable)	As of or For the Three Months Ended				
	June 30, 2023	March 31, 2023	Recast December 31, 2022	Recast September 30, 2022	Recast June 30, 2022
Pre-tax pre-provision return on average assets:					
Pre-tax pre-provision net income	$ 41,129	$ 42,063	$ 37,559	$ 34,637	$ 32,448
Average total assets	7,403,899	7,345,151	7,266,053	7,137,472	6,966,564
Pre-tax pre-provision return on average assets	2.23%	2.32%	2.05%	1.93%	1.87%
Adjusted pre-tax pre-provision return on average assets:					
Adjusted pre-tax pre-provision net income	$ 42,520	$ 42,572	$ 38,469	$ 34,637	$ 32,448
Average total assets	7,403,899	7,345,151	7,266,053	7,137,472	6,966,564
Adjusted pre-tax pre-provision return on average assets	2.30%	2.35%	2.10%	1.93%	1.87%
Net interest margin, fully taxable equivalent					
Net interest income, fully taxable equivalent	$ 76,373	$ 75,926	$ 76,818	$ 68,863	$ 61,997
Total average interest-earning assets	7,072,581	7,009,144	6,922,889	6,763,916	6,573,352
Net interest margin, fully taxable equivalent	4.33%	4.39%	4.40%	4.04%	3.78%
Non-interest income to total revenues:					
Non-interest income	$ 14,291	$ 15,145	$ 11,455	$ 12,043	$ 14,273
Total revenues	90,457	90,863	88,059	80,678	76,033
Non-interest income to total revenues	15.80%	16.67%	13.01%	14.93%	18.77%
Adjusted non-interest expense to average assets:					
Adjusted non-interest expense	$ 47,937	$ 48,291	$ 49,590	$ 46,041	$ 43,585
Average total assets	7,403,899	7,345,151	7,266,053	7,137,472	6,966,564
Adjusted non-interest expense to average assets	2.60%	2.67%	2.71%	2.56%	2.51%
Adjusted efficiency ratio:					
Adjusted non-interest expense excluding amortization of intangible assets	$ 46,482	$ 46,836	$ 47,994	$ 44,430	$ 41,717
Total revenues	90,457	90,863	88,059	80,678	76,033
Adjusted efficiency ratio	51.39%	51.54%	54.50%	55.07%	54.87%
Adjusted return on average assets:					
Adjusted net income	$ 27,268	$ 24,398	$ 25,159	$ 20,409	$ 21,780
Average total assets	7,403,899	7,345,151	7,266,053	7,137,472	6,966,564
Adjusted return on average assets	1.48%	1.35%	1.37%	1.13%	1.25%
Adjusted return on average stockholders' equity:					
Adjusted net income	$ 27,268	$ 24,398	$ 25,159	$ 20,409	$ 21,780
Average stockholders' equity	806,272	784,289	748,292	765,821	769,658
Adjusted return on average stockholders' equity	13.56%	12.62%	13.34%	10.57%	11.35%

Byline Bancorp, Inc. | 22 |

Non-GAAP Reconciliation *(continued)*

	As of or For the Three Months Ended				
	June 30, 2023	March 31, 2023	Recast December 31, 2022	Recast September 30, 2022	Recast June 30, 2022
Tangible common equity to tangible assets:					
Tangible common equity	$ 657,965	$ 638,218	$ 606,929	$ 575,321	$ 593,554
Tangible assets	7,419,713	7,372,914	7,204,054	7,106,793	6,961,936
Tangible common equity to tangible assets	8.87%	8.66%	8.42%	8.10%	8.53%
Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss					
Tangible common stockholders' equity, excluding accumulated other comprehensive loss	$ 772,827	$ 746,360	$ 724,479	$ 700,219	$ 684,816
Tangible assets, excluding accumulated other comprehensive loss:	7,534,575	7,481,056	7,321,604	7,231,691	7,053,198
Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss	10.26%	9.98%	9.90%	9.68%	9.71%
Return on average tangible common stockholders' equity:					
Tangible net income available to common stockholders	$ 27,174	$ 25,011	$ 25,537	$ 21,590	$ 23,149
Average tangible common stockholders' equity	649,506	626,108	588,612	604,529	606,590
Return on average tangible common stockholders' equity	16.78%	16.20%	17.21%	14.17%	15.31%
Adjusted return on average tangible common stockholders' equity:					
Adjusted tangible net income available to common stockholders	$ 28,335	$ 25,464	$ 26,329	$ 21,590	$ 23,149
Average tangible common stockholders' equity	649,506	626,108	588,612	604,529	606,590
Adjusted return on average tangible common stockholders' equity	17.50%	16.49%	17.75%	14.17%	15.31%
Tangible book value per share:					
Tangible common equity	$ 657,965	$ 638,218	$ 606,929	$ 575,321	$ 593,554
Common shares outstanding	37,752,002	37,713,427	37,492,775	37,465,902	37,669,102
Tangible book value per share	$ 17.43	$ 16.92	$ 16.19	$ 15.36	$ 15.76
Accumulated other comprehensive loss to tangible common equity:					
Accumulated other comprehensive loss	$ 114,862	$ 108,142	$ 117,550	$ 124,898	$ 91,262
Tangible common equity	657,965	638,218	606,929	575,321	593,554
Accumulated other comprehensive loss to tangible common equity	17.5%	16.9%	19.4%	21.7%	15.4%

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